SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Aug-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-08             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Aug-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Aug-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Aug-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Aug-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  190,000,000    180,998,555    4,323,016    1.44000%       224,438
 A-2  222,000,000    212,942,704    7,064,260    1.48000%       271,384
 A-3  50,000,000     47,960,069     1,591,050    1.43000%       59,058
A-IO  254,100,000    243,045,730        0        6.90000%      1,708,301
 M-1  33,000,000     33,000,000         0        1.98000%       56,265
 M-2  19,250,000     19,250,000         0        2.90000%       48,072
 M-3   6,875,000      6,875,000         0        3.10000%       18,352
 B-1  16,500,000     16,500,000         0        4.10000%       58,254
 B-2   6,875,000      6,875,000         0        5.10000%       30,193
 B-3   5,500,000      5,500,000         0        6.10000%       28,890
  X   550,000,050    532,341,803        0                          0
  R       50              0             0        1.48000%          0
Total 550,000,050    529,901,328   12,978,325                  2,503,206

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         4,547,454         0      176,675,539
 A-2      N/A         7,335,644         0      205,878,444
 A-3      N/A         1,650,107         0       46,369,019
A-IO      N/A         1,708,301         0      235,907,651
 M-1      0.00         56,265           0       33,000,000
 M-2      0.00         48,072           0       19,250,000
 M-3      0.00         18,352           0       6,875,000
 B-1      0.00         58,254           0       16,500,000
 B-2      0.00         30,193           0       6,875,000
 B-3      0.00         28,890           0       5,500,000
  X       N/A             0             0      520,581,062
  R       N/A             0             0           0
Total     0.00       15,481,532         0      516,923,002

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NN88     22.75271542   1.18125374  23.93396916
 A-2   22541NN96     31.82099086   1.22244887  33.04343973
 A-3   22541NP29     31.82099080   1.18115000  33.00214080
A-IO   22541NP37     0.00000000    6.72294640   6.72294640
 M-1   22541NP52     0.00000000    1.70500000   1.70500000
 M-2   22541NP60     0.00000000    2.49722234   2.49722234
 M-3   22541NQ28     0.00000000    2.66944436   2.66944436
 B-1   22541NP78     0.00000000    3.53055576   3.53055576
 B-2   22541NP86     0.00000000    4.39166691   4.39166691
 B-3   22541NP94     0.00000000    5.25277818   5.25277818
  X    22541NN70     0.00000000    0.00000000   0.00000000
  R    22541NP45     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    929.87125779
 A-2  0.00000000    927.38037955
 A-3  0.00000000    927.38037940
A-IO  0.00000000    928.40476669
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    946.51093575
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  218,119,329  314,222,474     532,341,803
     Scheduled Principal               155,932      237,384         393,316
     Prepayments (Incls Curtail)     3,761,512    7,605,912      11,367,424
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      3,917,444    7,843,296      11,760,741
     Net Realized Losses                     0            0               0
Ending Balance                     214,201,884  306,379,178     520,581,062
Ending Count                             1,783        2,317           4,100

Aggregate End Coll Bal             214,201,884  306,379,178     520,581,062

Ending Overcollateralization Amount                               3,658,060

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,414,099    2,032,706       3,446,805
Less RAIS                                1,044            0           1,044
Less NPPIS                                   0            0               0
                                     1,413,056    2,032,706       3,445,762
Capitalized Interest Account:
Beginning Balance                                                        (0)
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                           (0)

Servicing Fee                           84,976      122,416         207,391
Trustee Fee                                872        1,257           2,129
FSA Premium                              9,050        2,398          11,448
Credit Risk Manager Fee                  3,181        4,582           7,763
LPMI                                         0            0               0
Dividend Rewards                             0          433             433
Back-Up Servicing Fee                    5,907        8,510          14,418

Current Advances as of determination date                         1,388,885
Outstanding Advances  (end of prior calendar month)                 852,571

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     60             7,408,800     25         2,242,350
Grp 2     61             7,675,951     18         2,824,926
Total     121           15,084,751     43         5,067,276
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1     10               834,368
Grp 2     11             1,040,172
Total     21             1,874,540
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    1,783         214,201,884
Grp 2    2,317         306,379,178
Total    4,100         520,581,062

     Foreclosure
Grp 1    Count              Balance
Grp 2     20             2,212,538
Total      9             1,407,800
          29             3,620,338
     Bankruptcy
         Count              Balance
Grp 1      7               568,333
Grp 2      7             1,008,699
Total     14             1,577,032

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                         58
Prin Bal of Loans for which Prepay Prems were collected           9,513,366
Current amount of Prepayment Premiums                               310,788

Current Delinquency Rate (60+days)                                  2.33185%
Rolling Three Month Delinquency Rate (60+days)                      1.71683%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                              0

Weighted Average Term to Maturity of Mortgage Loans                     342
Weighted Average Gross Coupon of Mortgage Loans                     8.23823%
Weighted Average Net Coupon of Mortgage Loans                       7.71179%

Aggregate number of Mortgage Loans in the pool                        4,100

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      16.98917%

Net Excess Spread                                                   2.92908%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000






     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee